© Fifth Third Bank | All Rights Reserved
Exhibit 99.1
Goldman Sachs
U.S. Financial Services Conference
Kevin T. Kabat
President & Chief Executive Officer
December 7, 2011
Please refer to earnings release dated October 20, 2011 and
10-Q dated November 9, 2011 for further information

© Fifth Third Bank | All Rights Reserved
Strong levels of
profitability
Broad-based
credit
improvements
Exceed fully
phased-in Basel
III capital
standards today
All crisis-era
government
support
programs exited;
no TLGP
No significant
business at Fifth
Third impaired by
crisis
Continued
investments to
maintain and
enhance
revenue-
generation
Disciplined
expense control
Traditional
banking focus
consistent with
direction of
financial reform
Well-positioned for success and leadership in new banking landscape
Key themes

FIFTH THIRD BANK

+14% Seq. / +82% YoY
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.22
$0.33
$0.27^
$0.17
$0.10
$0.35
$0.40
3Q10
4Q10
1Q11
2Q11
3Q11
Diluted Earnings Per Share

+10% Seq. / +60% YoY
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.84%
1.18%
0.97%
1.22%
1.34%
3Q10
4Q10
1Q11
2Q11
3Q11
Return on Average Assets

+6% Seq. / +59% YoY
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
9.4%
13.9%
4.2%
14.0%
14.9%
3Q10
4Q10
1Q11
2Q11
3Q11
Return on Average Tangible Common Equity'

+5% Seq. / +13% YoY
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$9.74
$9.94
$10.11
$10.55
$11.05
3Q10
4Q10
1Q11
2Q11
3Q11
Tangible Book Value Per Share'

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Strong levels of profitability
Diluted Earnings Per Share
Return on Average Assets
* Non-GAAP measure. See Reg. G reconciliation on pages 28-30.
^ Reflects $0.17 per diluted share impact of discount accretion on TARP preferred stock
Tangible Book Value Per Share*
Continued strong operating results
Return on Average Tangible Common Equity*

© Fifth Third Bank | All Rights Reserved
Strong pre-provision net revenue*
PPNR* trend
• PPNR* of $617mm flat from 2Q11 reflecting strong mortgage banking results
• PPNR* down 19% from 3Q10 driven by lower mortgage banking revenue, the 3Q10 net benefit from the settlement of BOLI-related litigation, and improved credit costs
• Adjusted PPNR* of $633mm, including positive adjustments totaling $16mm, up 9% sequentially and flat year-over-year
Adjusted PPNR / Risk-weighted assets*
Adjusted PPNR / Total assets*
Robust pre-provision profitability = strong capacity to absorb losses and generate capital
PPNR (19%); Adjusted PPNR 0%; Credit-adjusted PPNR** (6%)
PPNR        $760                   $583                  $545   $619                   $617
3Q10
4Q10
1Q11
2Q11
3Q11
Significant purchase
accounting benefit
Peer avg.: 1.9%
3.4%
3.0%
2.9%
2.7%
2.5%
2.4%
2.3%
2.0%
1.8%
1.8%
1.5%
1.3%
USB WFC BBT CMA PNC FITB RF HBAN STI MTB KEY ZION
634
581
545
582
633
67
53
32
36
45
44
34
3
28
25
Adjusted PPNR
Fee Income Credit Items Noninterest Expense Credit Items
Peer avg.: 1.9%
Significant purchase
accounting benefit
(ex-FITB)
2.7% 2.7%
2.2%
2.2%
2.1%
2.0%
1.7%
1.7% 1.6%
1.4%
1.3%
1.3%
USB CMA WFC FITB PNC BBT MTB RF HBAN STI ZION KEY
Source: SNL Financial and company reports. Data as of 3Q11.
* Non-GAAP measure. See Reg. G reconciliation on pages  28-30.
** There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.

© Fifth Third Bank | All Rights Reserved
Diverse revenue stream
•
— Current NII lower than normalized levels due to impact of low rate environment (e.g. low cost deposits including DDAs providing little NII benefit)
• Added clarity regarding effect of reform on deposit and interchange fees
— Service charge impact from Reg E in run-rates
— Initial $30 million per quarter impact of Durbin amendment expected to be mitigated over time
(~2/3 by mid-2012); will implement carefully and deliberately
20% Deposit fees
13%
Corporate
banking
14%
Investment
advisors
14%
Other
27%
Mortgage
12%
42% Fee income
58%
NII
Fee income as % of 3Q11 revenue 3Q11 Fee income distribution
Revenue results remain solid, profitability strong despite sluggish economy
Business mix provides higher than average diversity among spread and fee revenues
Card & Processing

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Customer oriented solutions
Providing customers with products and services they find valuable
• Reduce the cost associated with debit card offering
• Changes and eliminations of reward programs
• Selected fees
• Incorporation of debit usage into bundled deposit product offerings
• Implementation of new products
Multi-pronged mitigation approach
•
Conducted market research to determine what matters most to our customers
• Received feedback from customer base and prospective customers
•
Listening to our customers
• Broad suite of product offerings with distinct value propositions to appeal to various customer segments
• Implementation of new products, like DUO Card
– DUO Card introduced in 3Q11
– Customer chooses to pay debit or credit at the point of sale
• Letting customers choose how to pay for products and services they use
Working carefully to ensure we align value to the customer with value to us

© Fifth Third Bank | All Rights Reserved
Disciplined expense control
Efficiency ratio*
Peer average: 65%
Sales / support ratio**
Efficient business model:
• Efficiency ratio better than most peers through
weak economic environment
– Reflects below-capacity balance sheet and
lower revenue than we expect and can
support longer term
– Current impact of credit costs on revenue
and expenses
• Expenses being managed carefully in response
to revenue environment
– No net growth over past few years
– Continuous process of expense evaluation
at Fifth Third
Investment for the future:
• Sales to support ratio has increased through
careful management of back office and front
office staff
Managing expenses for current revenue environment and long-term franchise value
Noninterest expense trend ($mm)
(1%)
Significant purchase
accounting benefit
* Source: Company reports. Data as of 3Q11. Efficiency ratio calculated as reported noninterest expense / (net interest income (fully taxable equivalent)+ noninterest income)
** Sales / support ratio calculated as Sales Headcount (full-time equivalent) / Support Headcount (full-time equivalent)
52%
59%
60% 60%
66% 66%
66% 67% 67%
69%
71%
74%
USB WFC PNC FITB HBAN BBT RF KEY MTB ZION STI CMA
$956
$935
$979
$987
$918
$901
$946
$500
$700
$900
$1,100
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
100%
110%
120%
130%
140%
4Q08 4Q09 4Q10 3Q11
$1,000
$800
$600
Disciplined expense management

2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
FITB
Peer Average

1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
FITB
Peer Average

4.5%
3.5%
2.5%
1.5%
0.5%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
FITB
Peer Average

5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
FITB
Peer Average

© Fifth Third Bank | All Rights Reserved
Broad-based credit improvements
FITB credit metrics are in line with or better than peers
NPA ratio vs. peers Net charge-off ratio vs. peers
Loans 90+ days delinquent % vs. peers Loans 30-89 days delinquent % vs. peers
(7.5%)*
(HFS transfer)
3.8%
Before credit
actions
5.0%*
2.3%
Before credit
actions
Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION
Source: SNL Financial and company filings. All ratios exclude loans held-for-sale and covered assets for peers where appropriate.
* 4Q08 NCOs included $800mm in NCOs related to commercial loans moved to held-for-sale; 3Q10 NCOs included $510mm in NCOs related to loans sold or moved to held-for-sale

FIFTH THIRD BANK

3.7%
3.1%
3.1%
2.9%
2.6%
2.6%
2.4%
2.3%
2.2%
2.2%
1.9%
1.6%
RF
ZION
FITB
PNC
WFC
HBAN
USB
KEY
BBT
STI
CMA
MTB

193%
180%
158%
144%
122%
120%
111%
109%
92%
82%
80%
80%
USB
HBAN
FITB
KEY
PNC
BBT
ZION
RF
WFC
MTB
STI
CMA

2.8%
2.8%
2.3%
2.2%
2.1%
2.0%
1.8%
1.7%
1.7%
1.4%
1.3%
1.3%
CMA
USB
WFC
FITB
PNC
BBT
MTB
HBAN
RF
STI
ZION
KEY

10%
12%
15%
16%
17%
18%
23%
24%
24%
24%
26%
32%
KEY
HBAN
USB
CMA
PNC
FITB
BBT
WFC
MTB
STI
ZION
RF

© Fifth Third Bank | All Rights Reserved
Strong credit coverage levels
Source: SNL Financial and company reports. Data as of 3Q11. HFI NPAs and NPLs exclude loans held-for-sale and also exclude covered assets for BBT, USB, and ZION
* Non-GAAP measure. See Reg. G reconciliation on pages 28-30.
Reserves and capital levels significant in relation to problem assets
Adjusted PPNR (Annualized) / Average Assets*
Peer average: 1.9%
Reserves / NPLs
Peer average: 119%
“Texas Ratio”
(HFI NPAs + Over 90s) / (Reserves + TCE)*
Peer average: 20%
Reserves / Loans
Peer average: 2.5%
Significant purchase
accounting benefit
(ex-FITB)

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Expect ROAA upside longer-term
Third quarter ROA of 1.34% included
—
Provision expense / average loans
of 44 bps
— $70mm of credit-related costs in
revenue and expense
Elevated credit costs should decline as
conditions normalize
— Credit-related costs historically of
~$25mm (pre-credit crisis)
— 1997-2006 Average Provision /
Loans of ~50 bps (45 bps average
net charge-off ratio)
— 3Q11 results and historical average
credit results would produce an
ROAA of approximately 1.4%
Long-term target of 1.3 – 1.5% return on assets
Earning asset growth Mid-50% efficiency ratio long-term
NIM of 3.5-4.0% Provision of 40-60 bps
Fees / Revenue ~40% Mitigation of financial reform
3Q11
Actual
3Q11
Illustrative*
PPNR ex-credit costs**^ $687 $687
Credit costs (70) (25)
PPNR** 617 662
Provision*** (87) (99)
Pre-tax income 530 563
Taxes*** (149) (169)
Net Income 381 394
ROAA 1.34% 1.38%
Illustrative ROA calculation using
historical NCO and credit-related costs*
* Not a projection
** Non-GAAP measure. See Reg. G reconciliation on pages 28-30.
*** Illustrative provision calculated using 50 bps historical average provision / loan ratio; Illustrative taxes assumed effective tax rate of ~30%
^There are limitations on the usefulness of PPNR excluding credit costs, including the significant degree to which changes in credit and fair value are integral, recurring components of the
Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition
Upper end of ROA target range assumes balance sheet growth and normalized rate environment

FIFTH THIRD BANK

KEY
CMA
PNC
HBAN
BBT
ZION
WFC
FITB
STI
USB
RF
MTB

Bank 1
Bank 2
FITB
Bank 3
Bank 4
Bank 5
Bank 6
Bank 7
Bank 8
Bank 9
Bank 10
Bank 11
Bank 12
Bank 13
Bank 14
Bank 15

© Fifth Third Bank | All Rights Reserved
Exceed fully phased-in Basel III capital standards today
Source: SNL Financial, company filings, and third-party estimates. Regulatory financial data as of 3Q11.
* Peers include BAC, BBT, C, CMA, COF, HBAN, JPM, KEY, MTB, PNC, RF, STI, USB, WFC, ZION
** Non-GAAP measure. See Reg. G reconciliation on pages 28-30.
Fifth Third’s capital position already well in excess of established standards, likely standards, and most peers
Tier 1 common (peers)
Tier 1 common (FITB)
Reserves
(Tier 1 common + reserves) / RWA**
(not adjusted for Basel III)
12.8%
11.8%
12.5%
11.8%
12.2%
12.5%
11.7%
11.3%
10.4%
11.4%
8.2%
11.4%
Peers* not in order of graph at left; estimated
(Tier 1 common + reserves) / RWA**
(adjusted for Basel III)
Note: Estimates based on current Basel III rules released by the Basel Committee; actual rules subject to U.S. banking regulation. Assumes unrealized securities gains included in
Tier 1 common. Not adjusted for potential mitigation efforts. Four large peers include estimated Basel III RWA impact based on BIS proposals.
Reserves Tier 1 common (peers)
Tier 1 common (FITB)
9.8%
12.1%
11.3%
10.6%
10.5%
10.2%
9.8%
9.5%
9.4%
9.3% 9.3%
8.5%
8.2%
6.9%

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Capital management philosophy
Organic growth opportunities
• Support growth of core banking franchise
• Continued loan growth despite sluggish
economy
Return to more normal dividend policy
*
• Strong levels of profitability would support
significantly higher dividend than current level
• Incorporated higher dividends in 1Q11 CCAR**
submission
Strategic opportunities
*
• Prudently expand franchise via disciplined
acquisitions or de novos, increasing density in
core markets
• Expect future acquisition activity although less
likely in near-term
• Attain top 3 market position in 65% of markets
or more longer term
Repurchases / Redemptions
*
• Common shares:
— Manage excess capital in light of regulatory
environment, other deployment alternatives,
maintenance of buffers over targeted / required
capital levels, and stock price
— Not included in 1Q11 CCAR** submission
• Trust preferred shares (TruPS):
— Potential redemption of certain TruPS included in
1Q11 CCAR
**
submission
— Have called $517mm due to regulatory capital
treatment event or on normal call dates
— Will evaluate remaining TruPS in context of
regulatory developments and desired capital
structure given continued changes in regulations
Strong internal capital generation; current long-term Tier 1 common equity target of ~8%
* Subject to Board of Directors and regulatory approval
** Comprehensive Capital Analysis and Review by Federal Reserve; proposed future capital actions confidentially submitted

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As a $50B+ asset Bank Holding Company, Fifth Third is required to submit an annual capital plan to the Federal Reserve
Capital plans and potential distributions evaluated in the context of:
– Current, expected, and stressed capital levels
– Under current U.S. rules under Basel III framework
– Earnings power and other resources to absorb losses (i.e. reserves)
2012 Annual capital plan
2012 required capital plan submission timeline
– Instructions and guidance from Federal Reserve received November 22, 2011
– FR Y-14Q schedules required by December 15, 2011
– Comprehensive capital plan submission required by January 9, 2012
– Federal Reserve response by March 15, 2012
Fifth Third believes it is well-positioned from a capital standpoint
– Have managed capital using multi-scenario stress testing since early-mid 2008
– Current capital levels under Basel III rules exceed all requirements as if rules through 2019 fully phased-in today
– Expect continued normalization of dividend payout ratio as well as initiation of share repurchases to be included in 2012 plan submission in order to prudently manage growth of excess capital levels
– Do not currently expect significant changes in common equity ratios in CCAR plan for 2012
•
•
•
•

1.56%
1.34%
1.29%
1.25%
1.06%
1.00%
0.95%
0.90%
0.84%
0.67%
0.50%
0.48%
USB
FITB
WFC
PNC
HBAN
KEY
MTB
BBT
ZION
CMA
STI
RF

23%
16%
15%
14%
13%
13%
12%
10%
7%
6%
6%
5%
USB
WFC
FITB
PNC
MTB
BBT
HBAN
KEY
STI
ZION
CMA
RF

14.0
13.2
12.3
11.9
11.5
11.2
10.0
9.0
8.7
8.2
8.1
7.6
MTB
RF
CMA
STI
ZION
BBT
USB
WFC
PNC
KEY
HBAN
FITB

240%
196%
148%
148%
120%
110%
102%
86%
80%
79%
74%
67%
USB
MTB
WFC
BBT
PNC
FITB
HBAN
ZION
CMA
KEY
STI
RF

© Fifth Third Bank | All Rights Reserved
Strong returns drive capital generation
# Non-GAAP measure. See Reg. G reconciliation on pages 28-30.
* 3Q11 annualized
Price as of 12/02/11
Well above average profitability and capital generation, well below average valuation
Price / Tangible Book Value
Peer average: 122%
Peer average: 11.4%
Significant purchase
accounting benefit
(ex-FITB)
Peer average: 1.0%
Price / Earnings*
Peer average: 10.7
Significant purchase
accounting benefit
(ex-FITB)
Return on Average Tangible Common Equity
*#
Return on Average Assets
*

© Fifth Third Bank | All Rights Reserved
Well-positioned for the future
• Holding company cash currently sufficient for more than 2 years of obligations; minimal holding company or Bank debt maturities until 2013
• Fifth Third has completely exited all crisis-era government support programs
Superior capital and liquidity position
• NCOs of 1.3%; 2.4x reserves / annualized NCOs
• $1.2B problem assets addressed through loan sales and transfer to HFS in 3Q10
• Substantial reduction in exposure to CRE since 1Q09; relatively low CRE exposure versus peers
Proactive approach to risk management
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~40% of total revenues
Diversified traditional banking platform
• PPNR^ has remained strong throughout the credit cycle
• PPNR^ substantially exceeds annual net charge-offs (235% PPNR / NCOs^ in 3Q11)
• 1.3% ROAA; 15% return on average tangible common equity^
Industry leader in earnings power
^ Non-GAAP measure.  See Reg. G reconciliation on pages 28-30.
– Fifth Third is one of the few large banks that have no TLGP-guaranteed debt to refinance in 2012

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,”
“would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements.
Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly;
(11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting
Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15)
fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20)
difficulties in separating Vantiv, LLC, formerly Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

17 © Fifth Third Bank | All Rights Reserved Appendix

FIFTH THIRD BANK

Tier 1 common ratio (%)*
10.0
8.0
6.0
4.0
2.0
0.0
6.99
6.96
7.17
7.34
7.48
8.99
9.20
9.33
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
NPL / Loans2 (%)
4.0
3.0
2.0
1.0
0.0
3.82
3.51
3.30
2.07
2.15
2.11
2.09
1.93
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
PPNR / Net charge-offs (%)*
250
200
150
100
50
0
79
98
131
170
164
149
204
235
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
Return on assets (%)
1.25
1.00
0.75
0.50
0.25
0.00
(0.25)
(0.50)
(0.35)
(0.04)
0.68
0.84
1.18
0.97
1.22
1.34
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11

© Fifth Third Bank | All Rights Reserved
A foundation of continued robust results
Capital – exceeds required and targeted levels
— Tier 1 common* capital up ~500bps or $4.6bn from 4Q08
— Capital base transformed through series of capital actions
–
~9.8% pro forma Tier 1 common ratio* on a fully-phased in
Basel III-adjusted basis
— Capital levels supplemented by strong reserve levels
–
Loan loss reserves 3.08% of loans and 158% of NPLs
Credit – ongoing steady improvement
— Broad-based improvements in problem loans
–
72% reduction in 90+ day delinquent loans since 3Q09
–
NCO ratio of 1.32%, lowest level since 1Q08
–
235% PPNR / NCOs*
— Balance sheet risk lowered through asset sales, resolutions
–
$1.4bn (48%) decline in NPLs since 4Q09
Profitability – strong relative and absolute results
— PPNR* remained stable throughout cycle
— 6 consecutive profitable quarters
— Return on assets 1.3%
— Return on average tangible common equity
*
15%
* Non-GAAP measure; see Reg. G reconciliation on pages 28-30.
1
Current estimate (non-GAAP), subject to final rule-making and clarification by U.S. banking regulators; currently assumes unrealized securities gains are included in common equity for purposes of this calculation
2
Nonperforming loans and leases as a percent of portfolio loans, leases and other assets, including other real estate owned (does not include nonaccrual loans held-for-sale)
3
Excluding $510mm net charge-offs attributable to credit actions
3
1

© Fifth Third Bank | All Rights Reserved
Environment characterized by low growth
expectations and low interest rates
Potential lower growth and prolonged low-
rate environment
Lower securities reinvestment yields on
portfolio cash flows
Strong deposit flows
Competitive dynamics
Elevated mortgage refinance activity
Firms facing significant litigation related to:
— Mortgage securitizations
— GSE repurchases
— Private label mortgage repurchases
Concerns about European banks and
sovereign debt
Higher capital standards and limitations on
distributions
Continued strong loan production
— Rates on loan originations have remained
relatively stable
Careful management of liability costs
— Disciplined pricing on deposits
— Continued evaluation of term liabilities
including CDs and TruPS
Strong mortgage banking results
Mortgage risks manageable
— Quarterly mortgage repurchase costs
~$20-25mm and claims inventory declining
— Total mortgage securitizations outstanding
$28mm (2003 HELOC) and performing well
No direct European sovereign exposure
— Total exposure to European peripheral*
borrowers less than $0.2 billion
— Gross exposure to European banks less than
$0.3 billion
Strong profitability and capital in excess of fully
phased-in Basel III standards today
* Greece, Ireland, Italy, Portugal, Spain
Fifth Third is well-positioned to deal with current environmental challenges
Characteristics of current environment Fifth Third’s response / position

© Fifth Third Bank | All Rights Reserved
Traditional banking focus
consistent with direction of financial reform
Fifth Third’s business model is driven by traditional banking activities, consistent with direction of financial reform
— Dodd-Frank / Basel III do not require substantial changes to Fifth Third’s business model or asset mix with attendant execution risk
— Low level of financial system “interconnectedness”
–
International activity primarily related to trade finance and lending to U.S.
subsidiaries of foreign companies
–
(e.g.) Fifth Third loss in Lehman bankruptcy expected to be less than $2mm
— Little to no impact from Volcker rule (de minimis market maker in derivatives, proprietary trading)
–
Daily VaR ~$1mm or less
–
Small private equity portfolio ~$100mm
— No originations of CDOs, securitizations on behalf of others
— Didn’t originate or sell subprime mortgages or Option ARMs
— No mortgage securitizations outstanding (except ~$28mm HELOC from 2003)
Business profile positions Fifth Third well – today and in the future
•
No significant business at Fifth Third impaired during crisis
•

4.0%
3.5%
3.0%
2.5%
2.0%
$916
$919
$884
$869
$902
3.70%
3.75%
3.71%
3.62%
3.65%
$950
$850
$750
$650
$550
$450
3Q10
4Q10
1Q11
2Q11
3Q11
($mm)
Net Interest Income (right axis)
PAA*
NIM

© Fifth Third Bank | All Rights Reserved
Net interest income
NII and NIM (FTE)
• Sequential net interest income trends reflect:
– Growth in C&I, residential mortgage, auto, and bankcard loan balances
– Higher securities balances
– Partially offset by lower yields on loans and securities
• NII up $33mm from 2Q11, down $14mm from 3Q10; NIM +3 bps from 2Q11, -5 bps from 3Q10
• Yield on interest-earning assets declined 9 bps sequentially and 29 bps year-over-year
– Effect offset by lower liability costs, down 14 bps from 2Q11 and down 27 bps from 3Q10
– Expect less asset yield compression and less liability rate improvement over next year
* Represents purchase accounting adjustments included in net interest income.
Selected Yield Analysis
3Q10 2Q11 3Q11
Seq.
(bps)
YoY
(bps)
Commercial and industrial loans 4.81% 4.35% 4.29%
(6) (52)
Commercial mortgage loans 3.97% 4.00% 3.94%
(6) (3)
Commercial construction loans 3.06% 3.01% 3.02%
1 (4)
Residential mortgage loans 4.81% 4.54% 4.47%
(7) (34)
Home equity 3.99% 3.91% 3.89%
(2) (10)
Automobile loans 5.71% 4.81% 4.52%
(29) (119)
Credit card 10.70% 9.91% 9.49%
(42) (121)
Total loans and leases 4.85% 4.54% 4.48%
(6) (37)
Taxable securities 4.06% 3.97% 3.88%
(9) (18)
Tax exempt securities 4.05% 6.41% 5.84%
(57) 179
Other short-term investments 0.36% 0.25% 0.25%
- (11)
Total interest-earning assets 4.57% 4.37% 4.28%
(9) (29)
Total interest-bearing liabilities 1.13% 1.00% 0.86%
(14) (27)
Net interest rate spread (FTE) 3.44% 3.37% 3.42% 5 (2)

90%
85%
80%
75%
70%
65%
88%
88%
86%
86%
83%
83%
81%
81%
80%
78%
76%
74%
MTB ZION CMA FITB WFC STI PNC KEY USB RF HBAN BBT

1.0%
0.5%
0.0%
0.94%
0.91%
0.90%
0.76%
0.75%
0.75%
0.71%
0.65%
0.65%
0.63%
0.60%
0.32%
BBT USB KEY ZION STI RF HBAN FITB PNC MTB WFC CMA

7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
Spread
C&I Yield
1 Month Libor

22and interest-bearing liabilities
© Fifth Third Bank | All Rights Reserved
Core funded balance sheet and pricing discipline
• Strong, deposit-rich core funding mix supports
relatively low cost of funds
– Low reliance on wholesale funding
• Run-off of high cost CDs (particularly from 2H08)
will benefit NII in 4Q11
– Incremental $15mm in 4Q11 versus 3Q11
• Pricing discipline on commercial loans
– Spreads have narrowed from post-crisis levels
but remain attractive
– Loan origination rates have stabilized the past
several months
SOURCE: SNL Financial and company reports. Data as of 3Q11
End of period transaction deposits defined as DDA, NOW and Savings/MMDA accounts; Cost of Funds defined as interest incurred on interest-bearing liabilities as a percentage of average noninterest-bearing deposits
Transaction Deposits / Total Deposits
C&I Spread to 1-month LIBOR
Peer average
82%
Cost of Funds
Peer average
0.72%

© Fifth Third Bank | All Rights Reserved
Liquidity levels elevated in 3Q11
As of 3Q11, readily available borrowing capacity at FHLB:
$6.3B; contingent borrowing capacity at the Fed: $21.2B
—
Executed $2.5B in three-month FHLB borrowings in July
as a precaution to supplement liquidity through the
discussion and resolution of the U.S. debt ceiling limit
Holding Company cash at 9/30/11: $2.1B
Cash currently sufficient to satisfy all fixed obligations
for more than 2 years (debt maturities, common and
preferred dividends, interest and other expenses)
without accessing capital markets; relying on dividends
from subsidiaries; proceeds from asset sales
Expected cash obligations over the next 12 months
—
$25mm debt maturities
—
~$300mm common dividends
—
~$35mm Series G preferred dividends
—
~$459mm interest and other expenses
Holding company unsecured debt maturities ($mm)
Bank unsecured debt maturities ($mm – excl. Brokered CDs)
Heavily core funded
Strong liquidity profile
S-T
wholesale
7%
23
Demand
21%
Interest
checking
16%
Savings/
MMDA
24%
Foreign office
3%
Consumer
time
5%
Non-core
deposits
3%
S -T
borrowings
4%
Other
liabilities
4%
Equity
11%
L-T debt
9%
2011 2012 2013 2014 2015 2016 2017 2018 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)
$500 $500
2011 2012 2013 2014 2015 2016 2017 2018
on

© Fifth Third Bank | All Rights Reserved
Mortgage repurchase overview
33% drop in 3Q11 outstanding claims balance driven by
high number of resolutions in quarter
Virtually all sold loans and the majority of new claims
relate to agencies
— 98% of outstanding balance of loans sold
— Three-quarters of current quarter outstanding claims
Majority of outstanding balances of the serviced for
others portfolio relates to origination activity in 2009
and later
Private claims and exposure relate to whole loan sales
(no outstanding first mortgage securitizations)
— Preponderance of private sales prior to 2006
Repurchase Reserves* ($ in millions)
Outstanding Counterparty Claims ($ in millions)
Outstanding Balance of Sold Loans ($ in millions)
3Q10 4Q10 1Q11 2Q11 3Q11
Beginning balance 85 103 101 87 80
Net reserve additions     47 21 10 15 20
Repurchase losses (29) (23) (23) (22) (31)
Ending balance 103 101 87 80 69
2005 and prior
GSE GNMA Private Total
$7,838 $301 $578 $8,717
2006 1,791 64 277 2,132
2007 2,911 95 239 3,244
2008 2,975 729 0.3 3,704
2009 and later 29,971 8,718 1 38,690
Total $45,485 $9,907 $1,096 $56,488
*
$184
$161
$145
$127
$85
$40
$60
$80
$100
$120
$140
$160
$180
$200
3Q10 4Q10 1Q11 2Q11 3Q11
Agencies Private Claims
172
150
135
110
64
Includes reps and warranty reserve ($52mm) and reserve for loans sold with recourse ($17mm)

1Q08 4%
2Q08 7%
3Q08 7%
4Q08 8%
1Q09 11%
2Q09 13%
3Q09 12%
4Q09 8%
1Q10 7%
2Q10 5%
3Q10 5%
4Q10 4%
1Q11 5%

© Fifth Third Bank | All Rights Reserved
Troubled debt restructurings overview
Successive improvement in vintage performance during
2008 and 2009 as volume of modification increased
Fifth Third’s mortgage portfolio TDRs have redefaulted
at a lower rate than GSE composites
Of $1.8B in consumer TDRs, $1.6B were on accrual
status and $215mm were nonaccruals
— $1.1B of TDRs are current and have been on the
books 6 or more months; within that, nearly
$940mm of TDRs are current and have been on
the books for more than a year
As current TDRs season, their default propensity
declines significantly
— We see much lower defaults on current loans after
a vintage approaches 12 months since
modification
TDR performance has improved in newer vintages
Outperforming redefault benchmarks
Source:  Fifth Third and OCC/OTS data through 1Q11
Mortgage TDR 60+ redefault trend by vintage*
Months since modification
Mortgage TDR 60+ redefault rate: Fifth Third comparison
(January 1, 2008 through June 2011)*
Fannie Mae
Industry
portfolio loans
Fifth Third
Volume by
vintage
Freddie Mac
$1.3B current consumer TDRs (%)
* Fifth Third data includes changes made to align with OCC/OTS methodology (i.e. excludes government loans, closed loans and OREO from calculations)
2008
2009
2010
3 4 5 6 7 8 9 10 11 12
50%
0%
10%
40%
30%
20%
15%
15%
14%
17%
39%
< 6 months
6 -12 months
12-18 months
18-24 months
24+ months
$1.1
billion
0%
10%
20%
30%
40%
3 months 6 months 9 months 12 months

FIFTH THIRD BANK

2.00%
1.50%
1.00%
0.50%
0.00%
3Q10
4Q10
1Q11
2Q11
3Q11

(6%) QoQ; (3%) YoY
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1.6B
$1.7B
$1.6B
$1.6B
$1.5B
323
466
434
386
383
1,261
1,214
1,211
1,253
1,155
3Q10
4Q10
1Q11
2Q11
3Q11
Commercial
Consumer

(24%) QoQ; (46%) YoY
$1,000
$800
$600
$400
$200
$0
$778
$634
$561
$554
$418
$522
$365
$329
$340
$217
$256
$269
$232
$214
$201
3Q10*
4Q10
1Q11
2Q11
3Q11
Total
Commercial
Consumer

© Fifth Third Bank | All Rights Reserved
Non-performing loans
* 3Q10 inflows into NPLs HFS were $217mm, reflecting performing loans moved to held-for-sale in 3Q10 that were deemed impaired as a result of the decision to sell these loans.
Prior period NPL inflows restated to reflect additional detail and with transfers to nonaccrual status presented to reflect gross inflows and charge-offs.
See slide 27 for more information.
Non-performing loans ($mm)
Non-performing loans improving with lower
severity mix; benefit of sales/transfers
Fifth Third’s non-performing loan inflows (relative to loans) have been proportionally lower than peers
FITB NPL inflows (relative to loans) vs. peers
Source: SNL Financial and company filings. Peers include: BAC, BBT, C, CMA, HBAN, JPM, KEY, MTB, PNC, RF, STI, USB, and WFC
New HFI non-performing loan flows ($mm)
NPL inflows down significantly
FITB
FITB
ex-HFS

© Fifth Third Bank | All Rights Reserved
NPL HFI Rollforward
Commercial
3Q10 4Q10 1Q11 2Q11 3Q11
Beginning NPL Amount 1,980      1,261      1,214      1,211      1,253
Transfers to nonperforming 522         269         329         340         217
Transfers to performing (21)          (2)            (2)            (10)          (11)
Transfers to performing (restructured) (10)          -          -          -          (1)
Transfers to held for sale (342)        -          (16)          (15)          (58)
Loans sold from portfolio (5)            (9)            (12)          (7)            (17)
Loan paydowns/payoffs (153)        (111)        (108)        (91)          (77)
Transfer to other real estate owned (92)          (48)          (37)          (39)          (20)
Charge-offs (627)        (170)        (164)        (141)        (136)
Draws/other extensions of credit 9             24           7             5             5
Ending Commercial NPL 1,261      1,214      1,211      1,253      1,155
Consumer
3Q10 4Q10 1Q11 2Q11 3Q11
Beginning NPL Amount 549         323         466         434         386
Transfers to nonperforming 256         365         232         214         201
Transfers to performing (45)          (36)          (35)          (34)          (33)
Transfers to performing (restructured) (29)          (25)          (50)          (41)          (39)
Transfers to held for sale (205)        -          -          -          -
Loans sold from portfolio -          -          (1)            (21)          -
Loan paydowns/payoffs (37)          (17)          (18)          (27)          (27)
Transfer to other real estate owned (50)          (20)          (18)          (15)          (16)
Charge-offs (118)        (130)        (144)        (126)        (91)
Draws/other extensions of credit 2             4             2             2             2
Ending Consumer NPL 323         466         434         386         383
Total NPL 1,584      1,680      1,645      1,639      1,538
Total new nonaccrual loans - HFI 778         634         561         554         418
NPL rollforward
Significant improvement in NPL inflows over past year
Prior period NPL inflows restated to reflect additional detail and with transfers to nonaccrual status presented to reflect gross inflows and charge-offs.

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
$ in millions
(unaudited) For the Three Months Ended
September June March December September June March December
2011 2011 2011 2010 2010 2010 2010 2009
Pre-tax Pre-provision Net Revenue:
Income before income taxes (a) $             530 $             506 $             377 $             417 $             303 $             242 $             (22) $           (214)
Provision expense (b) 87 113 168 166 457 325 590 776
Pre-tax, pre-provision net revenue (PPNR) (a) + (b) 617 619 545 583 760 567 568 562
Annualized PPNR (c) 2,448 2,483 2,210 2,313 3,015 2,274 2,304 2,230
Adjustments remove (benefit) / detriment
Securities (gains) / losses (26) (6) (8) (21) (4) (8) (14) (2)
Gain on BOLI settlement - - - - (127) - - -
Valuation of 2009 Visa total return swap 17 4 9 5 - - 9 -
Vantiv, LLC warrants & puts (3) (29) 2 (3) 5 (10) 2 (20)
Termination of certain borrowings & hedging
transactions 28 - - - - - - -
Other litigation reserve expense - - - - - 3 4 22
Extinguishment (gains) / losses - (6) (3) 17 - - - -
Adjusted PPNR (k) 633 582 545 581 634 552 569 562
Annualized Adjusted PPNR (d) 2,511 2,334 2,210 2,305 2,515 2,214 2,308 2,230
Credit-related items in noninterest income
Gain / (loss) on sale of loans 3 8 17 21 (1) 25 8 8
Commercial loans HFS FV adjustment (6) (9) (16) (35) (9) (9) (17) (30)
Gain / (loss) on sale of OREO properties (21) (26) (2) (19) (29) (16) (21) (22)
Mortgage repurchase costs (2) (0) (2) (1) (4) - (2) -
Total credit-related revenue impact (i) 25 28 3 34 44 1 31 45
Credit-related items in noninterest expense
Mortgage repurchase expense 19 14 8 20 45 39 17 11
Provision for unfunded commitments (10) (14) (16) (4) (23) 9 11 44
Derivative valuation adjustments 4 1 (0) (1) 8 8 (2) 21
OREO expense 7 6 13 11 9 6 9 6
Other problem asset related expenses 25 30 28 27 28 29 37 29
Total credit-related operating expenses (j) 45 36 32 53 67 91 73 111
Credit-adjusted PPNR (k) + (i) + (j) 703 646 580 668 745 643 673 717
PPNR excluding credit costs (a) + (b) + (i) + (j) 687 683 580 670 871 658 672 717
Financial & Asset Quality Metrics:
Risk-weighted assets (e) $      102,562 $      100,320 $        99,392 $      100,561 $        98,904 $        97,888 $        99,220 $      100,862
Net charge-offs 262 304 367 356 956 434 582 708
Annualized net charge-offs (f) 1,039 1,219 1,488 1,412 3,793 1,741 2,360 2,809
Total assets (g) 114,905 110,805 110,485 111,007 112,322 112,025 112,651 113,380
Average assets (h) 113,295 111,200 110,844 111,858 111,854 112,613 113,433 111,505
Ratios:
PPNR / RWA (c) / (e) 2.4% 2.5% 2.2% 2.3% 3.0% 2.3% 2.3% 2.2%
PPNR / NCO (c) / (f) 235% 204% 149% 164% 79% 131% 98% 79%
PPNR / Total assets (c) / (g) 2.1% 2.2% 2.0% 2.1% 2.7% 2.0% 2.0% 2.0%
PPNR / Average assets (c) / (h) 2.2% 2.2% 2.0% 2.1% 2.7% 2.0% 2.0% 2.0%
Adjusted PPNR / RWA (d) / (e) 2.4% 2.3% 2.2% 2.3% 2.5% 2.3% 2.3% 2.2%
Adjusted PPNR / NCO (d) / (f) 242% 191% 149% 163% 66% 127% 98% 79%
Adjusted PPNR / Total assets (d) / (g) 2.2% 2.1% 2.0% 2.1% 2.2% 2.0% 2.0% 2.0%
Adjusted PPNR / Average assets (d) / (h) 2.2% 2.1% 2.0% 2.1% 2.2% 2.0% 2.0% 2.0%

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
$ and shares in millions
(unaudited) For the Three Months Ended
September June March December September
2011 2011 2011 2010 2010
Net income available to common shareholders (U.S. GAAP) $                 373 $                 328 $                   88 $                270 $                175
Add: Intangible amortization, net of tax 3 4 5 7 7
Tangible net income available to common shareholders 376 332 93 277 182
Tangible net income available to common shareholders (annualized) (a) 1,492 1,332 377 1,099 722
Average Bancorp shareholders' equity (U.S. GAAP) 12,841 12,365 13,052 14,007 13,852
Less: Average preferred stock 398 398 1,557 3,648 3,637
Average goodwill 2,417 2,417 2,417 2,417 2,417
Average intangible assets 47 52 59 67 78
Average tangible common equity (b) 9,979 9,498 9,019 7,875 7,720
Total Bancorp shareholders' equity (U.S. GAAP) 13,029 12,572 12,163 14,051 13,884
Less:  Preferred stock (398) (398) (398) (3,654) (3,642)
Goodwill (2,417) (2,417) (2,417) (2,417) (2,417)
Intangible assets (45) (49) (55) (62) (72)
Tangible common equity, including unrealized gains / losses (c) 10,169 9,708 9,293 7,918 7,753
Less: Accumulated other comprehensive income / loss (542) (396) (263) (314) (432)
Tangible common equity, excluding unrealized gains / losses (d) 9,627 9,312 9,030 7,604 7,321
Total assets (U.S. GAAP) 114,905 110,805 110,485 111,007 112,322
Less:  Goodwill (2,417) (2,417) (2,417) (2,417) (2,417)
Intangible assets (45) (49) (55) (62) (72)
Tangible assets, including unrealized gains / losses (e) 112,443 108,339 108,013 108,528 109,833
Less: Accumulated other comprehensive income / loss, before tax (834) (609) (405) (483) (665)
Tangible assets, excluding unrealized gains / losses (f) 111,609 107,730 107,608 108,045 109,168
Common shares outstanding (g) 920 920 919 796 796
Total nonperforming assets, excluding held-for-sale (h) 1,944
Total ninety days past due loans and leases (i) 274
Allowance for loan and lease losses (j) 2,439
Ratios:
Return on average tangible common equity (a) / (b) 14.9% 14.0% 4.2% 13.9% 9.4%
Tangible common equity (excluding unrealized gains/losses) (d) / (f) 8.63% 8.64% 8.39% 7.04% 6.70%
Tangible common equity (including unrealized gains/losses) (c) / (e) 9.04% 8.96% 8.60% 7.30% 7.06%
Tangible book value per share (c) / (g) 11.05 10.55 10.11 9.94 9.74
"Texas Ratio" (HFI NPAs + Over 90s) / (Reserves + TCE) ((h) + (i)) / ((c) + (j)) 18%

© Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
$ in millions
(unaudited) For the Three Months Ended
September June March December September
2011 2011 2011 2010 2010
Total Bancorp shareholders' equity (U.S. GAAP) $           13,029 $           12,572 $           12,163 $          14,051 $          13,884
Goodwill and certain other intangibles (2,514) (2,536) (2,546) (2,546) (2,525)
Unrealized gains (542) (396) (263) (314) (432)
Qualifying trust preferred securities 2,273 2,312 2,763 2,763 2,763
Other 20 20 12 11 8
Tier I capital 12,266 11,972 12,129 13,965 13,698
Less: Preferred stock (398) (398) (398) (3,654) (3,642)
Qualifying trust preferred securities (2,273) (2,312) (2,763) (2,763) (2,763)
Qualifying noncontrolling interest in consolidated subsidiaries (30) (30) (30) (30) (30)
Tier I common equity (a) 9,565 9,232 8,938 7,518 7,263
Unrealized gains 542
Disallowed deferred tax assets -
Disallowed MSRs 64
Other 10
Less: 10% of individual deferred tax assets, MSRs, investment in financial entities -
15% of aggregate deferred tax assets, MSRs, investment in financial entities -
Tier 1 common equity, Basel III pro forma (b) 10,181
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (c) $         102,562 $         100,320 $           99,392 $        100,561 $          98,904
Add:
Regulatory deductions not deducted from Tier 1 common equity, risk-weighted at 250% 1,377
Risk-weighted assets, Basel III proforma (d) 103,939
Allowance for loan and lease losses (e) $             2,439
Ratios:
Tier I common equity (a) / (c) 9.33% 9.20% 8.99% 7.48% 7.34%
Tier I common equity, Basel III proforma (b) / (d) 9.80%
Tier I common + reserves / RWA ((a) + (e)) / (c) 11.70%
Tier I common + reserves / RWA, Basel III pro forma ((b) + (e)) / (d) 12.14%